Filed Pursuant to Rule 497(a)

File No. 333-218821

Rule 482ad

PRICING TERM SHEET

August 21, 2017

$25,000,000

Harvest Capital Credit Corporation

1,000,000

6.125% Notes due 2022

The following sets forth the final terms of the 6.125% Notes due 2022 and should only be read together with the preliminary prospectus dated August 21, 2017 (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	Harvest Capital Credit Corporation

Securities Offered	6.125% notes due 2022 (the “Notes”)

Amount Offered	1,000,000 Notes

Principal Amount	$25,000,000

Option to Purchase Additional Notes	$3,750,000 principal amount

Maturity	September 15, 2022, unless earlier redeemed

Coupon	6.125%

Interest Payment Dates	March 15, June 15, September 15 and December 15, commencing September 15, 2017

Record Dates	March 1, June 1, September 1 and December 1

Trade Date	August 21, 2017

Settlement Date	August 24, 2017 (DTC)

Public Offering Price	$25.00 per Note

Underwriters’ Purchase Price from Issuer	$24.25 per Note

Net Proceeds to the Issuer (before expenses)	$24,250,000 (assuming no exercise of the underwriters’ option to purchase additional Notes)

Denominations	$25 and integral multiples of $25 in excess thereof

Optional Redemption

The Notes may be redeemed in whole or in part at any time or from time to time at the Issuer’s option on or after September 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of $25 per Note to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. See “Description of the Notes—Optional Redemption” in the Preliminary Prospectus.

Listing	The Issuer intends to list the Notes on the Nasdaq Global Market within 30 days of the original issue date.

CUSIP/ISIN	41753F AB5 / US41753FAB58

Use of Proceeds:

The Company intends to use all of the net proceeds from this offering to redeem outstanding indebtedness under its 7.00% fixed-rate notes due 2020 (the “2020 Notes”), which currently amounts to $27.5 million plus accrued and unpaid interest, and, to the extent the overallotment option is exercised and the proceeds from this offering exceed the redemption price of the 2020 Notes, then to repay borrowings under its revolving credit facility.

Sole Book-Running Manager	Keefe, Bruyette & Woods, A Stifel Company

Co-Lead Managers	Janney Montgomery Scott William Blair & Company L.L.C.

Co-Manager	BB&T Capital Markets

Certain Covenants	The indenture governing the Notes will include the covenants described under “Description of the Notes—Other Covenants” in the Preliminary Prospectus.

This communication is intended for the sole use of the person to whom it is provided by us. This communication does not constitute an offer to sell the Notes and is not soliciting an offer to buy the Notes in any jurisdiction where the offer or sale is not permitted.

Harvest Capital Credit Corporation (“HCAP”) has filed a registration statement (including a preliminary prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates. Before you invest, you should read the preliminary prospectus in that registration statement and other documents HCAP has filed with the SEC for more complete information about HCAP and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the prospectus, when available, may be obtained from: Keefe, Bruyette & Woods, Inc., Attention: Debt Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, telephone: (800) 966-1559.